UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 5, 2006

Somanta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20297	20-3559330
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman Avenue, Suite 400, Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 477-8090

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

At our Annual Meeting of Stockholder on September 6, 2006, Terrance J. Bruggeman, our Executive Chairman, will present an overview of our business and certain research and development efforts. Attached hereto as Exhibit 99.1 and 99.2, respectively, are Mr. Bruggeman’s presentation and the accompanying slides. We are hereby providing prompt public disclosure of this information for purposes of complying with Regulation FD.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

FORWARD LOOKING STATEMENTS - Included in the presentation are “forward-looking statements.” Statements in the presentation that are forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations reflected in such forward-looking statements will prove to have been correct. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of our ability to raise capital to finance our growth, our ability to attract and retain key personnel, general economic and business conditions, the impact of technological developments and competition, our expectations and estimates concerning future financial performance and financing plans and the impact of current, pending or future legislation and regulation on the biopharmaceutical industry and other risks disclosed from time to time in our Securities and Exchange Commission (the “SEC”) filings. We refer you to the cautionary statements and risk factors set forth in the documents we files with the SEC, including our most recent Annual Report on Form 10-KSB. We are not under any obligation (and expressly disclaims any obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description
99.1	Annual Meeting Script

99.2	Annual Meeting Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Somanta Pharmaceuticals, Inc.

By:	/s/ Terrance J. Bruggeman
Terrance J. Bruggeman
Executive Chairman

Dated: September 5, 2006

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